UMB SCOUT FUNDS


Kansas Tax-Exempt Bond Fund

Annual Report   June 30, 1999

A no-load mutual fund that seeks current income exempt from regular federal income tax and Kansas state personal income tax by investing in municipal bonds or debt instruments.


TO THE SHAREHOLDERS

The UMB Scout Kansas Tax-Exempt Bond Fund closed the quarter ended June 30, 1999, at $9.80 per share. Investors had a total return (price change and reinvested distributions) of -0.91% for the quarter and 2.62% for the fiscal year. The Fund seeks current income exempt from regular federal income tax and Kansas state personal income tax.

Income from the Fund may be subject to the federal
Alternative Minimum Tax as well as certain state and local taxes. Capital gains are not exempt from federal income tax.

The municipal bond market followed the lead of the U.S. Treasury market during the quarter, as it typically does, with the trend for higher yields in both markets. This increase in yields meant a matching drop in prices (bond prices go down as yields go up). The price decline of the individual bonds within the Fund produced a lower quarterly return despite our positive return for the year ended June
30. The Fund also outperformed the relevant market indexes. For example, the Lehman Brothers Municipal Bond Index showed a -1.77% return for the quarter.

There was activity in the Fund during the quarter that produced proceeds to reinvest. A bond with a coupon/interest rate of 5.30% for $250,000 Kansas Development Finance Board
- Skill Program Project was called, and a bond matured for Leavenworth County Unified School District 469 (Lansing) 3.90% and paid off June 1, 1999. As the bond market yields have moved higher, we will be able to reinvest these proceeds with higher current rates, although the market has not returned to the rates seen in 1972 when the called bonds were issued and purchased.

The demand for Kansas bonds at current rates has been steady. Individual bondholders have increased their purchases because of the good supply, and the fixed income buyer/holder has enjoyed the larger coupons on the bond issues. Institutional buyers (i.e. insurance companies) have been out of the municipal market during the last 30 to 60 days because the timing of their cash flows has not allowed them to take advantage of the markets. This contributed to the increase in yields as dealers priced the new issues for the consumer to buy instead of holding them in their supply inventory.

The Fund purchased several new bonds during the quarter:
Salina Water and Sewer, Finney County, Sedgwick County
Unified School District 265 (Goddard), City of Hays, City of
Topeka, and Johnson County Water District #1.

The average life of the Fund on June 30, 1999, was 6.4 years to maturity. We have worked to keep some spacing in the Fund's maturity schedule to take advantage of the market changes when they occur. This "laddered" approach in the Fund means the bonds mature at staggered intervals and we then can reinvest at current rates. The Fund keeps some short-term reserves at all times in order to take advantage of market movements.

For the six months ended June 30, 1999, shareholders received an ordinary income dividend of $.20 per share and no long-term capital gains.

During the past fiscal year, 100% of total regular income dividends declared are exempt from interest for federal income tax purposes.

We appreciate your participation in the UMB Scout Kansas Tax-
Exempt Bond Fund. Please feel free to call us if you have any questions or comments.

Sincerely,
/s/M. Kathryn Gellings
M. Kathryn Gellings

/s/Rex W. Matlack

Rex W. Matlack
UMB Investment Advisors



CHART - FUND DIVERSIFICATION

CHART - HISTORICAL PER SHARE RECORD
                                   Income &                     Cumulative**
                          Net     Short-Term      Long-Term      Value Per
                         Asset      Gains          Gains         Share Plus
                         Value    Distribution   Distribution   Distributions

12/31/98                $10.01      $0.33             -           $10.34
06/30/99*                 9.80       0.20             -            10.32

*  Six-month only. Distributions typically occur in June and December.

** Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.



CHART - HYPOTHETICAL GROWTH OF $10,000
as of June 30, 1999


                   CHART - COMPARATIVE RATES OF RETURN
                         as of June 30, 1999

                                              Quarter     1 Year    Inception

UMB Scout Kansas Tax-Exempt
  Bond Fund                                    -0.91%      2.62%      2.41%
Lehman Brothers
  5-Year Municipals Index*                     -1.24%      3.25%      N.A.

Inception - February 23, 1998.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).



FINANCIAL STATEMENTS     JUNE 30, 1999

Statement of Net Assets



      FACE                                                           MARKET
     AMOUNT    DESCRIPTION                                            VALUE


KANSAS
$    165,000   Barton County Kansas, Series A,
                 4.75%, due September 1, 2011                   $    160,256
     115,000   Bonner Springs Kansas, Series A,
                 4.125%, due October 1, 1999                         115,177
     100,000   Bonner Springs Kansas, Series B,
                 4.125%, due August 1, 2000                          100,001
     100,000   City of Wichita Kansas G.O.,
                 4.50%, due September 1, 2009                         95,875
     250,000   Cloud County Kansas, Unified School
                 District 333, 5.10%, due September 1, 2004          255,625
      55,000   Concordia Kansas, Water & Sewer Rev.,
                 4.70%, due November 1, 2007                          53,419
      25,000   Derby Kansas G.O., Series A,
                 4.65%, due June 1, 2009                              24,500
     100,000   Desoto Kansas Temp. Notes,
                 3.85%, due September 1, 1999                        100,047
     100,000   Douglas County Kansas, Unified School
                 District 497, 4.50%, due September 1, 2002          100,500
     200,000   Douglas County Kansas, Unified School District
                 497, Series A, 4.30%, due September 1, 2005         196,750
      10,000   Ellsworth Kansas, Public Building Rev.,
                 4.50%, due June 1, 2005                               9,825
      20,000   Ellsworth Kansas, Public Building Rev.,
                 4.70%, due June 1, 2007                              19,575
       5,000   Eudora Kansas Water & Sewer Rev.,
                 3.90%, due October 1, 1999                            4,997
      85,000   Finney County Kansas, Unified School District
                 457, 5.50%, due October 1, 1999                      85,414
      50,000   Finney County Kansas G.O., 4.30%,
                 due December 1, 2011                                 46,250
      50,000   Garden City Kansas,
                 4.10%, due November 1, 2004                          48,875
      50,000   Hays Kansas,
                 4.40%, due September 1, 2010                         47,250
      30,000   Haysville Kansas, Water & Sewer Rev.,
                 4.50%, due October 1, 1999                           30,084
     100,000   Johnson County Kansas, Series A,
                 5.10%, due September 1, 2000                        101,625
     100,000   Johnson County Kansas Park Facility,
                 4.90%, due September 1, 2009                         97,375
     125,000   Johnson County Kansas, Unified School District
                 229, Series B, 4.00%, due September 1, 2003         123,281
     100,000   Johnson County Kansas, Unified School District
                 229, Series A, 5.20%, due October 1, 2003           103,125
     100,000   Johnson County Kansas, Unified School District
                 229, Series A, 5.50%, due October 1, 2005           103,500
      50,000   Johnson County Kansas, Unified School District
                 229, Series A, 5.125%, due October 1, 2006           51,563
      25,000   Johnson County Kansas, Unified School District
                 231, Refinance & Improvement, Series A, 5.25%,
                 due October 1, 2002                                  25,750
     300,000   Johnson County Kansas, Unified School District
                 231, Refinance & Improvement, Series A,
                 5.10%, due October 1, 2004                          307,500
       5,000   Johnson County Kansas, Unified School District
                 231, Refinance & Improvement, Series A, 4.35%,
                 due October 1, 2005                                   4,944
       5,000   Johnson County Kansas, Unified School District
                 512, Shawnee Mission, Series C, 6.00%, due
                 October 1, 2007                                       5,031
     100,000   Johnson County Kansas, Unified School District
                 512, 5.00%, due October 1, 2009                     100,250
     100,000   Johnson County Kansas, Water District,
                 4.90%, due June 1, 2012                              97,375
      50,000   Johnson County Kansas, Unified School District
                 512, 4.95%, due October 1, 2009                      50,000
       5,000   Junction City Kansas, Water & Sewer Rev.,
                 Series A, 4.50%, due September 1, 2003                5,019
       5,000   Kansas City Kansas, Series A, 5.625%, due
                 September 1, 2009                                     5,181
KANSAS (Continued)
$    200,000   Kansas State Dept. of Transportation Highway
                 Rev., Series A, 4.25%, due September 1, 2001   $    200,750
       5,000   Kansas State Dept. of Transportation Highway
                 Rev., 4.80%, due March 1, 2002                        5,068
     200,000   Kansas State Dept. of Transportation Highway
                 Rev., 5.10%, due March 1, 2005                      206,000
      50,000   Kansas State Dev. Finance Auth., Board of
                 Regents Rev., Series A, 4.70%, due March 1, 2002     50,125
     100,000   Kansas State Dev. Finance Auth., Board of
                 Regents Rev., Series A, 4.80%, due March 1, 2003    100,250
     100,000   Kansas State Dev. Finance Auth., Board of
                 Regents Rev., Series A, 4.875%, due March 1, 2004    99,875
       5,000   Kansas State Dev. Finance Auth., Comprehensive
                 Rehab Project Rev., Series KII, 4.60%, due
                 October 1, 2002                                       5,031
       5,000   Kansas State Highway Rev., Series A,
                 4.50%, due July, 1, 2003                              5,019
       5,000   Kansas State Turnpike Auth.,
                 4.50%, due September 1, 2000                          5,044
      75,000   Lawrence Kansas, 5
                 .10%, due September 1, 2001                          75,109
      30,000   Lawrence Kansas G.O.,
                 4.35%, due September 1, 2002                         30,112
     150,000   Lawrence Kansas, Series P,
                 5.20%, due September 1, 2002                        151,688
     275,000   Leawood Kansas, Series A, 4
                 .90%, due September 1, 2001                         279,813
       5,000   Leawood Kansas, Series A,
                 5.00%, due September 1, 2002                          5,087
     100,000   Leawood Kansas,
                 4.35%, due September 1, 2004                         99,500
     100,000   Lyons County Kansas, Sales Tax Rev.,
                 4.70%, due September 1, 2009                         98,375
     100,000   Miami County Kansas, Unified School District
                 367, Series A, 4.35%, due September 1, 2005          98,875
     100,000   Overland Park Kansas,
                 6.45%, due September 1, 1999                        100,483
     200,000   Overland Park Kansas, Internal Improvements,
                 4.20%, due September 1, 2002                        200,000
       5,000   Overland Park Kansas, Series B,
                 5.20%, due September 1, 2002                          5,100
     100,000   Prairie Village Kansas, Series B,
                 5.10%, due September 1, 2005                        101,750
       5,000   Riley County Kansas, Series A,
                 4.35%, due September 1, 2007                          4,863
       5,000   Riley County Kansas, Unified School District
                 383, 4.70%, due November 1, 2003                      5,068
      80,000   Sabetha Kansas, Electric Rev.,
                 4.00%, due September 1, 2004                         77,000
     155,000   Salina Kansas Water & Sewer, Series B,
                 4.05%, due October 1, 2001                          154,225
KANSAS (Continued)
$     50,000   Salina Kansas Water & Sewer, Series B,
                 4.10%, due October 1, 2002                      $    49,688
     100,000   Salina Kansas Water & Sewer, Series B,
                 4.40%, due October 1, 2008                           96,250
       5,000   Sedgwick County Kansas, Series B,
                 4.20%, due August 1, 1999                             5,003
     300,000   Sedgwick County Kansas, Series A,
                 5.00%, due August 1, 2002                           304,500
       5,000   Sedgwick County Kansas, Unified School
                 District 260, 4.60%, due October 1, 2010              4,831
     200,000   Sedgwick County Kansas, Unified School
                 District 263, 5.30%, due September 1, 2003          207,000
     340,000   Sedgwick County Kansas, Unified School
                 District 265, 5.40%, due October 1, 2005            354,025
      50,000   Sedgwick County Kansas, Unified School
                 District 265, 4.25%, due October 1, 2008             47,563
      50,000   Sedgwick County Kansas, Unified School
                 District 261, 4.10%, due November 1, 2009            46,563
     180,000   Shawnee County Kansas, Series C,
                 5.30%, due September 1, 2001                        184,275
      35,000   Shawnee County Kansas, Series D,
                 4.15%, due September 1, 2005                         34,169
      50,000   Shawnee County Kansas, Unified School
                 District 501, 4.30%, due February 1, 2005            49,188
      50,000   Shawnee County Kansas, Unified School
                 District 501, 4.00%, due August 1, 2006              47,875
     200,000   Shawnee Kansas, Series A,
                 4.30%, due December 1, 2004                         198,250
     145,000   Topeka Kansas, Series C,
                 5.00%, due August 15, 2000                          146,638
     100,000   Topeka Kansas, Refunding & Improvement
                 Rev., Series A, 4.30%, due August 15, 2005           98,250
       5,000   Topeka Kansas, Series A,
                 5.25%, due August 15, 2011                            5,025
      70,000   Topeka Kansas, Water Works Improvement
                 & Rev., 4.30%, due August 1, 2007                    67,113
      30,000   Wellington Kansas, Electric Water Works
                 & Sewer Utility Rev., 4.60%, due May 1, 2007         29,437
     100,000   Wichita Kansas Sales Tax, 4.50%, due June 1, 2000     100,949
      20,000   Wichita Kansas, Water & Sewer Utilities,
                 3.85%, due April 1, 2001                             19,900
      75,000   Wichita Kansas, Series 728,
                 5.50%, due September 1, 2001                         75,990
      25,000   Winfield Kansas, Electric Rev.,
                 4.65%, due September 1, 2001                         25,155
     300,000   Wyandotte County Kansas, Unified School
                 District 204, 5.20%, due September 1, 2004          304,500
      50,000   Wyandotte County Kansas, Utility Service
                 Rev., 4.25%, due September 1, 2009                   47,000
                                                                   7,389,286


ALABAMA
$    240,000   Columbia Alabama P.C.R. (Alabama Power
                 Project), Var. Rate, due October 1, 2022      $    240,000
GEORGIA
     200,000   Burke County Georgia P.C.R. (Georgia
                 Power Project), Var. Rate, due July 1, 2024        200,000
TOTAL INVESTMENTS (Cost $7,814,967) - 100.43%                     7,829,286

Other assets less liabilities - (0.43%)                             (33,551)
TOTAL NET ASSETS - 100.00%
     (equivalent to $9.80 per share; 10,000,000 shares of
     $1.00 par value capital shares authorized; 795,102
     shares outstanding)                                       $  7,795,735



For federal income tax purposes, the identified cost of investments owned at June 30, 1999, was $7,814,967.
Net unrealized appreciation for federal income tax purposes was $14,319, which is comprised of unrealized appreciation of $76,852 and unrealized depreciation of $62,533.

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                            JUNE 30, 1999

Statement of assets and liabilities


ASSETS:
   Investment securities, at market value (identified cost
        $7,814,967)                                            $  7,829,286
   Cash                                                               2,529
     Interest receivable                                            113,118
     Receivable for investments sold                                100,000
          Total assets                                            8,044,933
LIABILITIES:
     Payable for investments purchased                              249,198
          Total liabilities                                        249,198
NET ASSETS                                                     $  7,795,735

NET ASSETS CONSIST OF:
     Capital (capital stock and paid-in capital)               $  7,778,676
     Accumulated undistributed income:
          Net realized gain on investment transactions                2,740
     Net unrealized appreciation on investments                      14,319
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                    $  7,795,735

Capital shares, $1.00 par value
     Authorized                                                 10,000,000

     Outstanding                                                   795,102

 NET ASSET VALUE PER SHARE                                       $    9.80

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS                                 Year Ended June 30, 1999

Statement of operations

INVESTMENT INCOME:
   Income:
        Interest                                                $  337,450
   Expenses:
        Management fees                                             37,146
           Net investment income                                   300,304
realized and unrealized gain (loss) ON INVESTMENTS:
   Net realized gain from investment transactions                    2,740
   Decrease in net unrealized appreciation of investments         (116,545)
           Net realized and unrealized loss on investments        (113,805)
           Net increase in net assets resulting from operations $  186,499



See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS

Statements of changes in net assets


                                                             JANUARY 13, 1998
                                             YEAR ENDED    (CAPITALIZATION) TO
                                           JUNE 30, 1999      JUNE 30, 1998


INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                   $    300,304        $    61,716
   Net realized gain from investment
        transactions                              2,740                -
   Increase (decrease) in net unrealized
        appreciation on investments            (116,545)           130,864
          Net increase in net assets
            resulting from operations           186,499            192,580

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
   Net investment income                       (300,304)           (61,716)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from 352,878 and 638,344 shares
      sold                                    3,526,358          6,213,178
   Net asset value of 2,641 and 200 shares
      issued for reinvestment of distributions   26,318              1,986
                                              3,552,676          6,215,164
   Cost of 167,651 and 31,310 shares
      redeemed                               (1,679,093)          (310,071)
         Net increase in net assets from
                capital share transactions    1,873,583          5,905,093
             Net increase in net assets       1,759,778          6,035,957
NET ASSETS:
   Beginning of period                        6,035,957              -
   End of period       $                  $   7,795,735      $   6,035,957

*Distributions to shareholders:
     Income dividends per share           $        0.40      $        0.13


See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Investment income is recorded daily and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1999
(excluding short-term securities), were as follows:

                                          Other than
                                        U.S. Government     U.S. Government
                                          Securities          Securities
Purchases                              $    12,228,017       $     -
Proceeds from sales                         10,232,175             -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .50 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                                             FEBRUARY 23, 1998
                                                 YEAR ENDED           TO
                                               JUNE 30, 1999   JUNE 30, 1998*


Net asset value, beginning of period            $    9.94       $    10.00

   Income from investment operations:
      Net investment income                          0.40             0.13
         Net realized and unrealized loss
         on securities                              (0.14)           (0.06)
   Total from investment operations                  0.26             0.07

   Distributions from:
         Net investment income                      (0.40)           (0.13)

Net asset value, end of period                  $    9.80       $     9.94


Total return                                            3%              2%



Ratios/Supplemental Data
Net assets, end of year (in millions)            $       8       $       6
Ratio of expenses to average net assets              0.50%           0.50%
Ratio of net investment income to average
  net assets                                         4.01%           4.33%
Portfolio turnover rate                                12%              4%


The Fund was capitalized on January 13, 1998 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share.
Ratios for this initial period of operation are annualized.


See accompanying Notes to Financial Statements.



INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Kansas Tax-Exempt Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of UMB Scout Kansas Tax-Exempt Bond Fund, Inc., including the statement of net assets, as of June 30, 1999, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Kansas Tax-Exempt Bond Fund, Inc., as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON


Kansas City, Missouri
July 24, 1999

This report has been prepared for the information of the Shareholders of UMB Scout Kansas Tax-Exempt Bond Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.






UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri

UMB Scout Funds
P.O. Box 219757
Kansas City, MO 64121-9757

TOLL FREE 800-996-2862

"UMB" and "Scout" are registered service marks of UMB
Financial Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.

JB154B(8/99)                            508770